UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 12, 2026

Blue Chip Capital Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-56751	84-3870355
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 East 59th Street, 23rd Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-324-3748

N/A

(Former name, former address and former fiscal year, if changed since last report)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company: ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 8.01 Other Events

On July 20, 2026, Blue Chip Capital Group, Inc., OTCID “BCCG” (the “Company”) filed a Form 8-K reporting that on July 14, 2026, the Financial Industry Regulatory Authority (FINRA) processed a Form 211 relating to the initiation of priced quotations and the issuance of the trading symbol of “BCCG” for the Company’s Common Stock and that the submitting broker-dealer, Glendale Securities, Inc., has demonstrated compliance with FINRA Rule 6432 and may initiate a priced quotation of $0.35 Bid, $0.65 Ask.

On November 9, 2026, the Company’s Common Stock was initially approved for quotation on the OTCID, the Basic Market of OTC Markets. As of November 11, 2026 there was a quote of $0.90 per share. The OTCID is a stock trading market for companies that meet a minimal current information standard and provide management certification, without the qualitative standards of the OTCQB.

The Company believes that it meets the following qualification requirements for the OTCQB Venture Market: (i) it is current in its reporting obligations with the SEC under the Exchange Act; (ii) it has filed audited financial statements in its Annual Reports on Form 10-K for each year since it became obligated to file reports under the Exchange Act; (iii) it has 51 shareholders who own an aggregate of 25,548,246 unrestricted shares which are in the public float which rep resents approximately 23.5% of the total outstanding shares; and (iv) its transfer agent, Transfer Online Inc., is an SEC registered stock transfer agent that participates in the Transfer Agent Verified Shares Program.

An additional requirement for OTCQB qualification is the need for the Company’s Common Stock to have a minimum bid price of $0.05 per share as of the close of business on each of the 30 consecutive calendar days immediately preceding the Company’s admission to OTCQB, which the Company does not yet meet because the Company’s Common Stock only obtained DTC Eligibility on November 6, 2026 from the Depository Trust Company, when the Company’s sponsoring broker-dealer, Glendale Securities, received approval from DTC.

As of November 10, 2026, the Company has 25,548,246 unrestricted shares of Common Stock, of which 4,825,000 shares are held at DTC. By or about December 10, 2026, the Company expects that the remaining 20,000,000 unrestricted shares should be deposited with and held by DTC, available for trading by broker-dealers in the ordinary course of business.

The Company’s intention, through Glendale Securities is to request approval from OTC Markets Group to admit the Company’s Common Stock on OTCQB on a conditional basis, subject to the Company’s ability to demonstrate to OTC Markets Group’s satisfaction that it will meet the minimum bid price. Any security admitted conditionally must meet the bid price requirement for 30 consecutive calendar days after admission.

The Company will continue to pursue its application to trade on the OTCQB, though no assurance can be provided that the Company will be able to satisfy the criteria for trading on the OTCQB or that the staff of OTC Markets will approve the Company’s application to trade on the OTCQB.

Forward-Looking Statements:

Certain information set forth in this Form 8-K “forward-looking information”, including “future-oriented financial information” and “financial outlook”, under applicable securities laws (collectively referred to herein as forward-looking statements). Except for statements of historical fact, the information contained herein constitutes forward-looking statements. These statements are not guarantees of future performance and undue reliance should not be placed on them. Such forward-looking statements necessarily involve known and unknown risks and uncertainties, which may cause actual performance and financial results in future periods to differ materially from any projections of future performance or result expressed or implied by such forward-looking statements.

Although forward-looking statements contained in this Form 8-K are based upon what management of the Company believes are reasonable assumptions, there can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. The Company undertakes no obligation to update forward-looking statements if circumstances or management’s estimates or opinions should change except as required by applicable securities laws. The reader is cautioned not to place undue reliance on forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Exhibit
99.1	Press release dated November 12, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 12, 2026

Blue Chip Capital Group, Inc.

/s/: James C. DiPrima
Name:	James C. DiPrima
Title:	Chief Executive Officer